UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2006

HNI Corporation
(Exact Name of Registrant as Specified in Charter)

                      Iowa   0-2648   42-0617510
                 (State or Other Jurisdiction  (Commission    (IRS Employer
                    of Incorporation)   File Number)     Identification No.)

408 East Third Street, P.O. Box 1109, Muscatine, Iowa 52761-0071
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code:   (563) 272-7400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 19, 2006, HNI Corporation issued a press release announcing its financial results for the third quarter - fiscal 2006.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following exhibit relating to Item 2.02 is filed as a part of this Current Report on Form 8-K.

Exhibit No. Description

99.1  Text of press release dated October 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	October 19, 2006	By	/s/ Jerald K. Dittmer
Jerald K. Dittmer Vice President and Chief Financial Officer

Exhibit Index

Exhibit No. Description

  99.1   Text of press release dated October 19, 2006.